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                                                                  Exhibit 10.7


[Global Bank Letterhead Logo]



                                                              November 27, 2001

PSMT PHILLIPINES, INC.
32nd Street, 5th Avenue
Fort Bonifacio Global City
Taguig, Metro Manila


                          Attention: MANUEL M. DACAYAN
                                   Comptroller

Dear Mr. Dacayan:

         We are pleased to advise that GLOBAL BANK has approved a Peso Bridge Finance Loan in favor of PSMT PHILIPPINES, INC. under the following terms and conditions:

Amount            :        Peso equivalent of Two Million Five Hundred Thousand
                           Dollars (US$2,500.000)

Purpose           :        To bridge finance the partial funding requirements
                           for the construction and operation of membership warehouse stores

Security          :        1) Corporate Guaranty to be executed by PriceSmart,
                              Inc. (58%)
                           2) Sureties of William S. Go & spouse; and Robert C.
                              See & spouse (32%)

Interest Rate     :        4.5% over the latest auction result of the average
                           91-days Treasure Bill rate

Interest Payment  :        Payable monthly in arrears

Term              :        Up to 180 days

Principal         :        Bullet upon maturity
Repayment

Prepayment        :        Allowed without penalty

Taxes             :        All payments to be made by the Borrower are to be
                           made free and clear of any present and future taxes, levies, duties or other deductions of whatever nature. In particular but without limitation, all interest payments by the Borrower shall be required to be grossed up to include the applicable tax. The
                           Borrower shall also be required to indemnify the Lender against any and all income or capital taxes, documentary stamp taxes and other registration or similar taxes or fees applicable to the Loan
                           Agreement or other documentation or transactions contemplated therein.


         Please note that GLOBALBANK reserves the right to amend any and all of the foregoing terms and conditions as situations warrant. This approval shall further be subject to applicable provisions of existing bank policies, regulations and such other terms and conditions our management may impose. Availment herein shall be subject to availability of funds.


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         To be able to activate PSMT Philippines, Inc.'s facility, we request for the submission of the following:

         BORROWER (PSMT PHILS. INC.):
         1. Duly certified SEC Certificate of Registration, Articles of Incorporation & By-laws;
         2. Board Resolution/Secretary's Certificate re: establishment of bridge loan in the amount of the peso equivalent of US$ 2,500,000 and authorizing signatories;
         3. Signature cards of authorized signatories duly authenticated by corporate secretary (specimen signature cards attached)
         4.       Copies of 2001 CTC of the company and authorized signatories;
         5.       Copy of Tax Identification No.;
         6. Latest Audited Financial Statements/Income Tax Returns (if available);
         7.       Promissory Note/Disclosure Statement (form attached);
         8.       Duly signed letter advice

         GUARANTOR (PRICESMART, INC.):
         1. Board Resolution authorizing the execution of the guaranty and authorizing signatories contained in a Secretary's Certificate duly acknowledged before the Philippine Consulate;
         2.       Corporate Guaranty Agreement (form attached)

         SURETIES (WILLIAM S. GO AND ROBERT C. SEE):
         1. Surety Agreement to be executed by William S. Go and spouse (form attached)
         2. Surety Agreement to be executed by Robert C. See and spouse (form attached)
         3. Signature cards of sureties & spouses (specimen signature cards attached)
         4.       Copies of 2001 CTC of the sureties & spouses;
         5.       Copies of 2000 Income Tax Returns of sureties

         Should you need clarifications on the aforecited terms and conditions as well as the documentary requirements, please feel free to call us.

         We look forward to a mutually beneficial relationship.



                                               Very truly yours,
                                               GLOBALBANK
                                               By:


                                               /s/ Armina P. So
                                               ---------------------
                                               ARMINA P. SO
                                               Senior Manager


                                               /s/ Edgar G. Esguerra
                                               ---------------------
                                               EDGAR G. ESGUERRA
                                               Vice President

Conforme:
By:

/s/ Gilbert Partida